UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 28, 2020
Valhi, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2020 annual meeting of stockholders on May 28, 2020.  At the 2020 annual meeting, the registrant’s stockholders voted on the three proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 7, 2020.  Stockholders present at the 2020 annual meeting, either in person or by proxy, represented 97.2% of the 339,235,449 shares eligible to vote at the meeting.

Proposal 1: Election of Directors

The registrant’s stockholders elected Thomas E. Barry, Loretta J. Feehan, Robert D. Graham, Terri L. Herrington, W. Hayden McIlroy and Mary A. Tidlund as directors.  Each director nominee received votes “For” his or her election from at least 93.8% of the shares eligible to vote at the annual meeting.

Proposal 2: Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2020 proxy statement.  The resolution received the approval from 93.2% of the shares eligible to vote at the annual meeting.

Proposal 3:  Amendment to Third Amended and Restated Certificate of Incorporation

The registrant’s stockholders approved an amendment to the registrant’s third amended and restated certificate of incorporation, to effect a reverse stock split of the registrant’s outstanding shares of common stock and a reduction in the number of authorized shares of the registrant’s stock, as set forth and described in the registrant’s 2020 proxy statement.  The amendment received the approval from 96.7% of the shares eligible to vote at the annual meeting.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 28, 2020, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Among other things, the press release announced that on May 28, 2020, the registrant’s board of directors established a reverse stock split ratio of 1-for-12.

The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 28, 2020 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Jane R. Grimm
Date: May 28, 2020	Jane R. Grimm, Vice President and Secretary